                                                              MAY 1, 1997,
                                                    AS REVISED JANUARY 30, 1998

                          GROWTH AND INCOME PORTFOLIO

                                  A SERIES OF

                        MITCHELL HUTCHINS SERIES TRUST

                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  Growth and Income Portfolio is a diversified series of Mitchell Hutchins Series Trust ("Fund"), a professionally managed mutual fund. Shares of the Portfolio are offered only to insurance company separate accounts ("Accounts") that fund benefits under certain variable contracts ("Contracts"). Advisory and administrative services are provided to the Fund by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). The Portfolio seeks current income and capital growth and invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated May 1, 1997, as revised January 30, 1998. A copy of the Prospectus may be obtained by contacting the Fund at 1-800-647-1568.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Limitations........................................   3
Hedging and Related Strategies.............................................   7
Trustees and Officers......................................................  12
Investment Advisory Services...............................................  19
Portfolio Transactions.....................................................  20
Additional Purchase and Redemption Information.............................  22
Valuation of Shares........................................................  22
Taxes......................................................................  23
Other Information..........................................................  24
Financial Statements.......................................................  25
Description of Commercial Paper and Bond Ratings...........................  25

                      INVESTMENT POLICIES AND LIMITATIONS

  The following supplements the information contained in the Fund's Prospectus concerning Growth and Income Portfolio's investment policies and limitations. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, there are no policy limitations on the Portfolio's ability to use the investments or techniques discussed in these documents.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. As noted in the Prospectus, Growth and Income Portfolio may invest in U.S. dollar-denominated securities of foreign issuers. Many of these foreign securities are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Growth and Income Portfolio may invest in foreign securities by purchasing American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Portfolio's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Investment income on certain foreign securities in which Growth and Income Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would be subject.

  ILLIQUID SECURITIES. Growth and Income Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those securities Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's board of trustees. The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by Growth and Income Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

  The Fund's board of trustees (sometimes referred to as the "board") has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in Growth and Income Portfolio and reports periodically on such decisions to the board of trustees.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which Growth and Income Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Portfolio maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Portfolio upon their acquisition is accrued as interest and included in the Portfolio's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to Growth and Income Portfolio if the other party to a repurchase agreement becomes insolvent. The Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Fund's board of trustees. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect Growth and Income Portfolio's net asset value. When the Portfolio commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Limitations--Segregated Accounts." The Portfolio purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a capital gain or loss to the Portfolio.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, Growth and Income Portfolio is authorized to lend up to 33 1/3% of its total assets. The Portfolio may lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Portfolio's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loans at any time. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

  SHORT SALES "AGAINST THE BOX". Growth and Income Portfolio may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Portfolio, and the Portfolio is obligated to replace the securities borrowed at a date in the future. When the Portfolio sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Portfolio will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. The Portfolio does not intend to have obligations under short sales that at any time during the coming year exceed 5% of the Portfolio's net assets.

   Growth and Income Portfolio might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

  SEGREGATED ACCOUNTS. When Growth and Income Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Portfolio will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. As described below under "Hedging and Related Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts.

  INVESTMENT LIMITATIONS. Growth and Income Portfolio will not:

    (1) purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

    (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (4) engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (7) purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

  The following interpretation applies to, but is not a part of, this fundamental limitation: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

  The foregoing fundamental investment limitations cannot be changed with respect to Growth and Income Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the Portfolio's shares present at a meeting of its shareholders if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  The following investment restrictions are not fundamental and may be changed by the vote of the board without shareholder approval. Growth and Income Portfolio will not:

    (1) hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity contracts.

    (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (3) engage in short sales of securities or maintain a short position, except that the Portfolio may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

    (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

           HEDGING AND RELATED STRATEGIES USING DERIVATIVE CONTRACTS

  As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Strategic Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge Growth and Income Portfolio's investments. The Portfolio may enter into transactions using one or more types of Strategic Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Portfolio's use of these instruments will place at risk a much smaller portion of its assets. The particular Strategic Instruments used by the Portfolio are described below.

  OPTIONS ON EQUITY AND DEBT SECURITIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

  STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE FUTURES CONTRACTS--Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Strategic Instrument intended partially or fully to offset potential declines in the value of one or more investments held by Growth and Income Portfolio.

Thus, in a short hedge the Portfolio takes a position in a Strategic Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Strategic Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that Growth and Income Portfolio intends to acquire. Thus, in a long hedge the Portfolio takes a position in a Strategic Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  Growth and Income Portfolio may purchase and write (sell) covered straddles on securities and stock indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The Portfolio might enter into a long straddle when Mitchell Hutchins believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The Portfolio might enter into a short straddle when Mitchell Hutchins believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Strategic Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that Growth and Income Portfolio owns or intends to acquire. Strategic Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Strategic Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  Income strategies include the writing of covered options to obtain the related option premiums. Return strategies include the use of Strategic Instruments to increase or reduce Growth and Income Portfolio's exposure to an asset class without buying or selling the underlying instruments.

  The use of Strategic Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, Growth and Income Portfolio's ability to use Strategic Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, future contracts and other hedging strategies. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options and futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with Growth and Income Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF STRATEGIES USING DERIVATIVES CONTRACTS. The use of Strategic Instruments involves special considerations and risks, as described below. Risks pertaining to particular Strategic Instruments are described in the sections that follow.

    (1) Successful use of most Strategic Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Strategic Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Strategic Instrument and price movements of the investments being hedged. For example, if the value of a Strategic Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Strategic Instruments are traded. The effectiveness of hedges using Strategic Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if Growth and Income Portfolio entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security held by the Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Strategic Instrument. Moreover, if the price of the Strategic Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

    (4) As described below, Growth and Income Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Strategic Instruments involving obligations to third parties (i.e., Strategic Instruments other than purchased options). If the Portfolio was unable to close out its positions in such Strategic Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. The Portfolio's ability to close out a position in a Strategic Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

  COVER FOR STRATEGIES USING DERIVATIVES CONTRACTS. Transactions using Strategic Instruments, other than purchased options, expose Growth and Income Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Strategic Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of Growth and Income Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

  OPTIONS. Growth and Income Portfolio may purchase put and call options, and write (sell) covered put and call options, on equity and debt securities. The Portfolio may purchase put and call options and write (sell) covered call options on stock indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. Writing covered put or call options can enable the Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered put options serves as a limited long hedge because increases in the value of the hedged instrument would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. The securities or other assets used as cover for OTC options written by the Portfolio would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  Growth and Income Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

  Growth and Income Portfolio may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction. A Portfolio will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  Generally, the OTC debt options used by Growth and Income Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  Growth and Income Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

  If Growth and Income Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  LIMITATIONS ON THE USE OF OPTIONS. Growth and Income Portfolio's use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

    (1) The Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets.

    (2) The aggregate value of securities underlying put options written by the Portfolio, determined as of the date the put options are written, will not exceed 50% of the Portfolio's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by the Portfolio that are held at any time will not exceed 20% of the Portfolio's net assets.

  FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract Growth and Income Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When Growth and Income Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Growth and Income Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If Growth and Income Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The

Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. Growth and Income Portfolio's use of futures is governed by the following guidelines, which can be changed by the board without shareholder vote.

    (1) To the extent the Portfolio enters into futures contracts or options on futures contracts traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

    (2) The aggregate premiums on all options (including options on securities and stock indices and options on futures contracts) purchased by the Portfolio that are held at any time will not exceed 20% of the Portfolio's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Portfolio will not exceed 5% of the Portfolio's total assets.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                                         BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------   -----------------------
 Margo N. Alexander**; 50     Trustee and President  Mrs. Alexander is presi-
                                                      dent, chief executive of-
                                                      ficer and a director of
                                                      Mitchell Hutchins (since
                                                      January 1995) and an ex-
                                                      ecutive vice president
                                                      and director of
                                                      PaineWebber. Mrs. Alexan-
                                                      der is president and a
                                                      director or trustee of 29
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Richard Q. Armstrong; 62     Trustee                Mr. Armstrong is chairman
 78 West Brother Drive                                and principal of RQA En-
 Greenwich, CT 06830                                  terprises (management
                                                      consulting firm) (since
                                                      April 1991 and principal
                                                      occupation since March
                                                      1995). Mr. Armstrong is
                                                      also a director of Hi Lo
                                                      Automotive, Inc. He was
                                                      chairman of the board,
                                                      chief executive

                                                        BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------  -----------------------
                                                      officer and co-owner of
                                                      Adirondack Beverages
                                                      (producer and distribu-
                                                      tor of soft drinks and
                                                      sparkling/still waters)
                                                      (October 1993-March
                                                      1995). He was a partner
                                                      of The New England Con-
                                                      sulting Group (manage-
                                                      ment consulting firm)
                                                      (December 1992-September
                                                      1993). He was managing
                                                      director of LVMH U.S.
                                                      Corporation (U.S. sub-
                                                      sidiary of the French
                                                      luxury goods conglomer-
                                                      ate, Luis Vuitton Moet
                                                      Hennessey Corporation)
                                                      (1987-1991) and chairman
                                                      of its wine and spirits
                                                      subsidiary, Schieffelin
                                                      & Somerset Company
                                                      (1987-1991). Mr. Arm-
                                                      strong is a director or
                                                      trustee of 28 investment
                                                      companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as
                                                      investment adviser.
 E. Garrett Bewkes, Jr.**; 71 Trustee and Chairman   Mr. Bewkes is a director
                               of the Board of        of Paine Webber Group
                               Trustees               Inc. ("PW Group") (hold-
                                                      ing company of
                                                      PaineWebber and Mitchell
                                                      Hutchins). Prior to De-
                                                      cember 1995, he was a
                                                      consultant to PW Group.
                                                      Prior to 1988, he was
                                                      chairman of the board,
                                                      president and chief ex-
                                                      ecutive officer of Amer-
                                                      ican Bakeries
                                                      Company. Mr. Bewkes is
                                                      also a director of In-
                                                      terstate Bakeries Corpo-
                                                      ration and NaPro
                                                      BioTherapeutics, Inc.
                                                      Mr. Bewkes is a director
                                                      or trustee of 29 invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as
                                                      investment adviser.
 Richard R. Burt; 50          Trustee                Mr. Burt is chairman of
 1275 Pennsylvania Avenue,                            IEP Advisors, Inc. (in-
 N.W.                                                 ternational investments
 Washington, D.C. 20004                               and consulting firm)
                                                      (since March 1994) and a
                                                      partner of McKinsey &
                                                      Company (management con-
                                                      sulting firm) (since
                                                      1991). He is also a di-
                                                      rector of American Pub-
                                                      lishing Company and
                                                      Archer-Daniels-Midland
                                                      Co. (agricultural com-
                                                      modities). He was the
                                                      chief negotiator in the
                                                      Strategic Arms Reduction
                                                      Talks with the former
                                                      Soviet Union (1989-1991)
                                                      and the U.S. Ambassador
                                                      to the Federal Republic
                                                      of Germany (1985-1989).
                                                      Mr. Burt is a director
                                                      or trustee of 28 invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as
                                                      investment adviser.
 Mary C. Farrell**; 48        Trustee                Ms. Farrell is a managing
                                                      director, senior
                                                      investment strategist
                                                      and member of
                                                      the Investment Policy
                                                      Committee of

                                                          BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE      POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------      ----------------------  -----------------------
                                                        PaineWebber. Ms.
                                                        Farrell joined
                                                        PaineWebber in 1982.
                                                        She is a member of the
                                                        Financial Women's Asso-
                                                        ciation and Women's
                                                        Economic Roundtable and
                                                        appears as a regular
                                                        panelist on Wall $treet
                                                        Week with Louis
                                                        Rukeyser. She also
                                                        serves on the Board of
                                                        Overseers of New York
                                                        University's Stern
                                                        School of Business. Ms.
                                                        Farrell is a director
                                                        or trustee of 28 in-
                                                        vestment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 Meyer Feldberg; 55             Trustee                Mr. Feldberg is Dean and
 Columbia University                                    Professor of Management
 101 Uris Hall                                          of the Graduate School
 New York, New York 10027                               of Business, Columbia
                                                        University. Prior to
                                                        1989, he was president
                                                        of the Illinois Insti-
                                                        tute of Technology.
                                                        Dean Feldberg is also a
                                                        director of K-III Com-
                                                        munications Corpora-
                                                        tion, Federated Depart-
                                                        ment Stores, Inc., and
                                                        Revlon, Inc. Dean
                                                        Feldberg is a director
                                                        or trustee of 28 in-
                                                        vestment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 George W. Gowen; 68            Trustee                Mr. Gowen is a partner
 666 Third Avenue                                       in the law firm of Dun-
 New York, New York 10017                               nington, Bartholow &
                                                        Miller. Prior to May
                                                        1994 he was a partner
                                                        in the law firm of Fry-
                                                        er, Ross & Gowen.
                                                        Mr. Gowen is also a di-
                                                        rector of Columbia Real
                                                        Estate Investments,
                                                        Inc. Mr. Gowen is a di-
                                                        rector or trustee of 28
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Frederic V. Malek; 61          Trustee                Mr. Malek is chairman of
 1455 Pennsylvania Avenue, N.W.                         Thayer Capital Partners
 Suite 350                                              (merchant bank). From
 Washington, D.C. 20004                                 January 1992 to Novem-
                                                        ber 1992 he was cam-
                                                        paign manager of Bush-
                                                        Quayle '92. From 1990
                                                        to 1992, he was vice
                                                        chairman and, from 1989
                                                        to 1990, he was presi-
                                                        dent of Northwest Air-
                                                        lines Inc., NWA Inc.
                                                        (holding company of
                                                        Northwest Airlines
                                                        Inc.) and Wings Hold-
                                                        ings Inc. (holding com-
                                                        pany of NWA Inc.).
                                                        Prior to 1989, he was
                                                        employed by the
                                                        Marriott Corporation
                                                        (hotels, restaurants,
                                                        airline catering and
                                                        contract feeding),
                                                        where he most recently
                                                        was an executive vice
                                                        president and president
                                                        of Marriott Hotels and
                                                        Resorts. Mr. Malek is
                                                        also a director of
                                                        American Management
                                                        Systems, Inc. (man-

                                                        BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------  -----------------------
                                                      agement consulting and
                                                      computer related ser-
                                                      vices), Automatic Data
                                                      Processing, Inc., CB
                                                      Commercial Group, Inc.
                                                      (real estate services),
                                                      Choice Hotels Interna-
                                                      tional (hotel and hotel
                                                      franchising), FPL Group,
                                                      Inc. (electric servic-
                                                      es), Integra, Inc. (bio-
                                                      medical), Manor Care,
                                                      Inc. (health care), Na-
                                                      tional Education Corpo-
                                                      ration and Northwest
                                                      Airlines Inc. Mr. Malek
                                                      is a director or trustee
                                                      of 28 investment compa-
                                                      nies for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment ad-
                                                      viser.
 Carl W. Schafer; 62          Trustee                Mr. Schafer is president
 P.O. Box 1164                                        of the Atlantic Founda-
 Princeton, NJ 08542                                  tion (charitable founda-
                                                      tion supporting mainly
                                                      oceanographic explora-
                                                      tion and research). He
                                                      is a director of Roadway
                                                      Express, Inc. (truck-
                                                      ing), The Guardian Group
                                                      of Mutual Funds, Evans
                                                      Systems, Inc. (motor fu-
                                                      els, convenience store
                                                      and diversified compa-
                                                      ny), Electronic Clearing
                                                      House, Inc. (financial
                                                      transactions process-
                                                      ing), Wainoco Oil Corpo-
                                                      ration and Nutraceutix
                                                      Inc. (biotechnology com-
                                                      pany). Prior to January
                                                      1993, he was chairman of
                                                      the Investment Advisory
                                                      Committee of the Howard
                                                      Hughes Medical
                                                      Institute. Mr. Schafer
                                                      is a director or trustee
                                                      of 28 investment compa-
                                                      nies for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment ad-
                                                      viser.
 T. Kirkham Barneby; 51       Vice President         Mr. Barneby is a managing
                                                      director and chief in-
                                                      vestment officer--quan-
                                                      titative investment of
                                                      Mitchell Hutchins. Prior
                                                      to September 1994, he
                                                      was a senior vice presi-
                                                      dent at Vantage Global
                                                      Management. Prior to
                                                      June 1993, he was a se-
                                                      nior vice president at
                                                      Mitchell Hutchins.
                                                      Mr. Barneby is a vice
                                                      president of five in-
                                                      vestment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Ellen R. Harris; 51          Vice President         Ms. Harris is a managing
                                                      director and a portfolio
                                                      manager of Mitchell
                                                      Hutchins. Ms. Harris is
                                                      a vice president of two
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 James F. Keegan; 37          Vice President         Mr. Keegan is a senior
                                                      vice president and a
                                                      portfolio manager of
                                                      Mitchell Hutchins. Prior
                                                      to March 1996, he was
                                                      director of fixed

                                                     BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE  POSITION WITH THE FUND    AND OTHER DIRECTORSHIPS
 ----------------------  ----------------------    -----------------------
                                                 income strategy and research
                                                 of Merrion Group, L.P. From
                                                 1987 to 1994, he was a vice
                                                 president of global invest-
                                                 ment management of Bankers
                                                 Trust. Mr. Keegan is a vice
                                                 president of three invest-
                                                 ment companies for which
                                                 Mitchell Hutchins or
                                                 PaineWebber serves as in-
                                                 vestment adviser.
 Dennis McCauley; 51     Vice President         Mr. McCauley is a managing
                                                 director and chief invest-
                                                 ment officer--fixed income
                                                 of Mitchell Hutchins. Prior
                                                 to December 1994, he was di-
                                                 rector of fixed income
                                                 investments of IBM Corpora-
                                                 tion. Mr. McCauley is a vice
                                                 president of 18 investment
                                                 companies for which Mitchell
                                                 Hutchins or PaineWebber
                                                 serves as investment advis-
                                                 er.
 Ann E. Moran; 40        Vice President and     Ms. Moran is a vice president
                          Assistant Treasurer    and a manager of the mutual
                                                 fund finance division of
                                                 Mitchell Hutchins. Ms. Moran
                                                 is a vice president and as-
                                                 sistant treasurer of 29 in-
                                                 vestment companies for which
                                                 Mitchell Hutchins or
                                                 PaineWebber serves as in-
                                                 vestment adviser.
 Dianne E. O'Donnell; 45 Vice President and     Ms. O'Donnell is a senior
                          Secretary              vice president and deputy
                                                 general counsel of Mitchell
                                                 Hutchins. Ms. O'Donnell is a
                                                 vice pres-ident and secre-
                                                 tary of 28 investment compa-
                                                 nies and vice president and
                                                 assistant secretary of one
                                                 investment company for which
                                                 Mitchell Hutchins or
                                                 PaineWebber serves as in-
                                                 vestment adviser.
 Emil Polito; 37         Vice President         Mr. Polito is a senior vice
                                                 president and director of
                                                 operations and control for
                                                 Mitchell Hutchins. From
                                                 March 1991 to September 1993
                                                 he was director of the Mu-
                                                 tual Funds Sales Support and
                                                 Service Center for Mitchell
                                                 Hutchins and PaineWebber.
                                                 Mr. Polito is a vice presi-
                                                 dent of 29 investment compa-
                                                 nies for which Mitchell
                                                 Hutchins or PaineWeb-ber
                                                 serves as investment advis-
                                                 er.
 Susan Ryan; 37          Vice President         Ms. Ryan is a senior vice
                                                 president and a portfolio
                                                 manager of Mitchell Hutchins
                                                 and has been with Mitchell
                                                 Hutchins since 1982.
                                                 Ms. Ryan is a vice president
                                                 of five investment companies
                                                 for which Mitchell Hutchins
                                                 or PaineWebber serves as in-
                                                 vestment adviser.

                                                       BUSINESS EXPERIENCE
   NAME AND ADDRESS*; AGE   POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
   ----------------------   ----------------------   -----------------------
 Victoria E. Schonfeld; 47  Vice President         Ms. Schonfeld is a managing
                                                    director and general coun-
                                                    sel of Mitchell Hutchins.
                                                    Prior to May 1994, she was
                                                    a partner in the law firm
                                                    of Arnold & Porter.
                                                    Ms. Schonfeld is a vice
                                                    president of 28 investment
                                                    companies and a vice pres-
                                                    ident and secretary of one
                                                    investment company for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.
 Paul H. Schubert; 35       Vice President and     Mr. Schubert is a first
                             Treasurer              vice president and the di-
                                                    rector of the mutual fund
                                                    finance division of Mitch-
                                                    ell Hutchins. From August
                                                    1992 to August 1994, he
                                                    was a vice president at
                                                    BlackRock Financial Man-
                                                    agement L.P. Mr. Schubert
                                                    is a vice president and
                                                    treasurer of 29 investment
                                                    companies for which Mitch-
                                                    ell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.
 Nirmal Singh; 41           Vice President         Mr. Singh is a senior vice
                                                    president and a portfolio
                                                    manager of Mitchell
                                                    Hutchins. Prior to 1993,
                                                    he was a member of
                                                    the portfolio management
                                                    team at Merrill Lynch As-
                                                    set Management, Inc. Mr.
                                                    Singh is a vice president
                                                    of four investment compa-
                                                    nies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment ad-
                                                    viser.
 Barney A. Taglialatela; 36 Vice President and     Mr. Taglialatela is a vice
                             Assistant Treasurer    president and a manager of
                                                    the mutual fund finance
                                                    division of Mitchell
                                                    Hutchins. Prior to Febru-
                                                    ary 1995, he was a manager
                                                    of the mutual fund finance
                                                    division of Kidder Peabody
                                                    Asset Management, Inc. Mr.
                                                    Taglialatela is a vice
                                                    president and assistant
                                                    treasurer of 29 investment
                                                    companies for which Mitch-
                                                    ell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.
 Mark A. Tincher; 42        Vice President         Mr. Tincher is a managing
                                                    director and chief invest-
                                                    ment officer--equities of
                                                    Mitchell Hutchins. Prior
                                                    to March 1995, he was a
                                                    vice president and di-
                                                    rected the U.S. funds man-
                                                    agement and equity re-
                                                    search areas of Chase Man-
                                                    hattan Private Bank. Mr.
                                                    Tincher is a vice presi-
                                                    dent of 13 investment com-
                                                    panies for which Mitchell
                                                    Hutchins or PaineWebber
                                                    serves as investment ad-
                                                    viser.

                                                     BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE POSITION WITH THE FUND     AND OTHER DIRECTORSHIPS
 ---------------------- ----------------------     -----------------------
 Craig M. Varrelman; 39 Vice President         Mr. Varrelman is a senior vice
                                                president and a portfolio man-
                                                ager of Mitchell Hutchins. Mr.
                                                Varrelman is a vice president
                                                of four investment companies
                                                for which Mitchell Hutchins or
                                                PaineWebber serves as invest-
                                                ment adviser.
 Stuart Waugh; 42       Vice President         Mr. Waugh is a managing direc-
                                                tor and a portfolio manager of
                                                Mitchell Hutchins responsible
                                                for global fixed income in-
                                                vestments and currency trad-
                                                ing. Mr. Waugh is a vice pres-
                                                ident of five investment com-
                                                panies for which Mitchell
                                                Hutchins or PaineWebber serves
                                                as investment adviser.
 Keith A. Weller; 36    Vice President and     Mr. Weller is a first vice
                         Assistant Secretary    president and associate gen-
                                                eral counsel of Mitchell
                                                Hutchins. Prior to May 1995,
                                                he was an attorney in private
                                                practice. Mr. Weller is a vice
                                                president and assistant secre-
                                                tary of 28 investment compa-
                                                nies for which Mitchell
                                                Hutchins or PaineWebber serves
                                                as investment adviser.
 Ian W. Williams; 40    Vice President and     Mr. Williams is a vice presi-
                         Assistant Treasurer    dent and a manager of the mu-
                                                tual fund finance division of
                                                Mitchell Hutchins. Mr. Wil-
                                                liams is a vice president and
                                                assistant treasurer of 29 in-
                                                vestment companies for which
                                                Mitchell Hutchins or
                                                PaineWebber serves as invest-
                                                ment adviser.

--------
 *Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
**Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
 Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

  The Fund pays trustees who are not "interested persons" of the Fund $500 annually for each series and $150 for each board meeting and for each separate meeting of a board committee. The Fund presently has 13 series, including Growth and Income Portfolio, and thus pays each such trustee $4,500 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber receives any compensation from the Fund for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of the Fund's current trustees who held office with the Fund or other PaineWebber funds during the fiscal year ended December 31, 1997.

                              COMPENSATION TABLE+

                                               AGGREGATE    TOTAL COMPENSATION
                                             COMPENSATION   FROM THE FUND AND
         NAME OF PERSON, POSITION           FROM THE FUND * THE FUND COMPLEX**
         ------------------------           --------------- ------------------
Richard Q. Armstrong,
 Trustee...................................     $12,600          $94,885
Richard R. Burt,
 Trustee...................................      11,250           87,085
Meyer Feldberg,
 Trustee...................................      12,600          117,853
George W. Gowen,
 Trustee...................................      14,209          101,567
Frederic V. Malek,
 Trustee...................................      12,600           95,845
Carl W. Schafer,
 Trustee...................................      12,600           94,885

--------
 + Only independent members of the board of trustees are compensated by the Fund and identified above; trustees who are "interested persons," as defined by the 1940 Act, do not receive compensation.
 * Represents fees paid to each trustee during the fiscal year ended December 31, 1997.
** Represents total compensation paid to each trustee by the fund complex during the twelve months ended December 31, 1997; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

                         INVESTMENT ADVISORY SERVICES

  Mitchell Hutchins acts as the investment adviser and administrator of Growth and Income Portfolio pursuant to a contract with the Fund dated April 21, 1988 as supplemented by a Fee Agreement dated December 30, 1991 ("Advisory Contract"). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee at the annual rate of 0.70% for the Portfolio, computed daily and payable monthly.

  During the fiscal years ended December 31, 1996, 1995 and 1994, Mitchell Hutchins earned (or accrued) advisory fees (net of any waivers) in the amount of $111,599, $94,315 and $93,915, respectively, for Growth and Income Portfolio.

  Under a Sub-Advisory Contract dated May 26, 1994, Mitchell Hutchins Institutional Investors Inc. served as sub-adviser to Growth and Income Portfolio until April 3, 1995 and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $7,400 and $27,400 for the fiscal years ended December 31, 1995 and December 31, 1994, respectively.

  Under the terms of the Advisory Contract, each series (including Growth and Income Portfolio) bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Fund not readily identifiable as belonging to one of the series are allocated among all the series by or under the direction of the board in such manner as the board determines to be fair and equitable. Expenses borne by each series include, but are not limited to, the following (or the series' allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the series and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the series by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of a series under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to the trustees who are not "interested persons" of the Fund or Mitchell Hutchins;
(6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or series for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the trustees who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates, if any; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or series; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof;
(17) the cost of investment company literature and other publications provided to the trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

  The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board of trustees or by vote of the holders of a majority of Growth and Income Portfolio's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund.

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the board, Mitchell Hutchins is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for Growth and Income Portfolio. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Portfolio taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. The Portfolio may invest in securities traded in the OTC markets and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. During the fiscal years ended December 31, 1996, 1995 and 1994, the Portfolio paid brokerage commissions in the amount of $31,792, $34,846 and $45,863, respectively.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, a substantial amount of Growth and Income Portfolio's brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are fair and reasonable. Specific provisions included in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect securities transactions for the Portfolios on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. During the fiscal years ended December 31, 1996, 1995 and 1994, the Portfolio paid to PaineWebber brokerage commissions in the amounts of $852, $1,400 and $1,817, respectively. The $852 in brokerage commissions paid by Growth and Income Portfolio to PaineWebber during the fiscal year ended December 31, 1996 represented 2.68% of the aggregate brokerage commissions it paid and 0.14% of the aggregate dollar amount of transactions involving the payment of commissions.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interest of Growth and Income Portfolio and subject to the review of the board. Mitchell Hutchins may cause the Portfolio to purchase and sell portfolio securities from and to brokers who provide the Portfolio with research, analysis, advice and similar services. In return for such services, the Portfolio may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. During the fiscal year ended December 31, 1996, the Portfolio directed $3,968,857 in portfolio transactions to brokers chosen because they provide research and analysis, for which the Portfolio paid $5,400 in brokerage commissions.

  For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract. Research services furnished by brokers or dealers through which or with which Growth and Income Portfolio effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins in connection with these other funds or accounts may be used in advising the Portfolio.

  Investment decisions for Growth and Income Portfolio and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Portfolio and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

  Growth and Income Portfolio will not purchase securities that are offered in underwritings in which Mitchell Hutchins, or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Fund's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any of its affiliates not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The turnover rate may vary greatly from year to year for Growth and Income Portfolio and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities except short-term securities in the Portfolio during the year. For the fiscal years ended December 31, 1996 and December 31, 1995, the portfolio turnover rates were 99% and 134%, respectively.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  The Accounts purchase and redeem shares of Growth and Income Portfolio on each day on which the New York Stock Exchange ("NYSE") is open for trading ("Business Day") based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the Contracts. Currently, the NYSE is closed on the observance of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of the Portfolio are effected at its net asset value per share determined as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on that Business Day. Payment for redemptions are made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

  The Fund may suspend redemption privileges of shares of Growth and Income Portfolio or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

                              VALUATION OF SHARES

  Growth and Income Portfolio determines its net asset value as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open.

  Securities that are listed on U.S. stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ("Nasdaq") are valued at the last available sale price listed on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last available bid price prior to the time of valuation.

  When market quotations are readily available, Growth and Income Portfolio's debt securities are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the board determines that this does not represent fair value. When market quotations for options and futures positions held by the Portfolio are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolio, are not available, they are valued at fair value as determined in good faith by or under the direction of the board. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                                     TAXES

  Shares of Growth and Income Portfolio are offered only to Accounts that fund benefits under the Contracts. See the applicable Contract prospectus for a discussion of the special taxation of insurance companies with respect to such Accounts and of the Contract holders.

  Growth and Income Portfolio is treated as a separate corporation for federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. With respect to the Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  As noted in the Prospectus, Growth and Income Portfolio must, and intends to continue to, comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

  The use of hedging and related strategies, such as selling (writing) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses Growth and Income Portfolio realizes in connection therewith. Gains from options and futures derived by the Portfolio with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

  Growth and Income Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder--that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

  If Growth and Income Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which likely would have to be distributed to the Portfolio's shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Growth and Income Portfolio may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any of the fair market value of a PFIC's stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

  The foregoing is only a general summary of some of the important federal income tax considerations generally affecting Growth and Income Portfolio and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolio's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Portfolio and to dividends and other distributions therefrom.

                               OTHER INFORMATION

  Prior to November 12, 1997, the name of the Fund was "PaineWebber Series Trust." Prior to August 14, 1995, Growth and Income Portfolio's name was "Dividend Growth Portfolio."

  The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund or Growth and Income Portfolio. However, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund or the Portfolio and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Fund, the trustees or any of them in connection with the Fund. The Declaration of Trust provides for indemnification from Fund or Portfolio property, as appropriate, for all losses and expenses of any shareholder held personally liable for the obligations of the Fund or Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund or Portfolio itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The board intends to conduct the operations of the Fund so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund and the Portfolio.

  More than 99% of the outstanding shares of Growth and Income Portfolio is, at the date of this Statement of Additional Information, owned by American Republic Variable Annuity Account, a segregated investment account of American Republic Insurance Company, American Benefit Variable Annuity Account, a segregated investment account of American Benefit Life Insurance Company, and PaineWebber Life Variable Annuity Account, a segregated investment account of PaineWebber Life Insurance Company.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                             FINANCIAL STATEMENTS

  The Fund's Annual Report to shareholders for the fiscal year ended December 31, 1996 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

               DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

  COMMERCIAL PAPER RATINGS. Moody's employs the designation "Prime-1," "Prime-2" and "Prime-3" to indicate the repayment capacity of issuers of commercial paper. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime. Issuers assigned this rating do not fall within any of the Prime rating categories.

  S&P's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2--Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B--Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D--This rating indicates that the issue is either in default or is expected to be in default upon maturity.

  CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "D". Aaa--Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A--Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa-- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba--Judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca-- Obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  S&P also rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. AAA--Highest grade. Capacity to pay interest and repay principal extremely strong. AA--High grade. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree. A--Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB--Regarded as having adequate capacity to pay interest and repay principal. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C--Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI--Reserved for income bonds on which no interest is being paid. D--In default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.